Fees Summary	Mar. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 748,095,000
Previously Paid Amount	0
Total Fee Amount	114,533.34
Total Offset Amount	0
Net Fee	$ 114,533.34